UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025

MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-13697	52-1604305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 S. Industrial Blvd., Calhoun, Georgia		30701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 629-7721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (CFR 240.17R 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2025, Mohawk Industries, Inc. (the “Company”) announced that, effective April 1, 2026, James F. Brunk will retire from his role as the Company’s Chief Financial Officer and will continue in a senior advisory role after April 1, 2026 to ensure a smooth transition. Mr. Brunk joined the Company in 2006, serving in finance leadership positions in the Company’s Flooring North America segment, before being named Corporate Controller and Chief Accounting Officer in May 2009 and Chief Financial Officer in April 2021.

As part of a coordinated transition, Nicholas P. Manthey will succeed Mr. Brunk as the Company’s next chief financial officer. Mr. Manthey, age 44, joined the Company’s Flooring North America segment in 2020 as the segment’s chief financial officer. Since 2024, Mr. Manthey has served as the Company’s Vice President of Corporate Finance and Investor Relations. Prior to joining the Company, Mr. Manthey broadened his finance and leadership skills at Bridgestone and Intel, advancing in analytical and strategic operational positions, including leadership roles in both the U.S. and Latin America.

In connection with Mr. Brunk’s senior advisory role, he will receive an annual base salary of $1,200,000, effective April 1, 2026. In addition, Mr. Brunk will receive a grant of shares of common stock of the Company equal to $1,000,000, which will vest in equal amounts over a two-year period.

Item 7.01 Regulation FD Disclosure.

On November 5, 2025, the Company issued a press release announcing the leadership change set forth in Item 5.02 above. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information set forth in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated November 5, 2025
104	Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	November 5, 2025	By:	/s/ R. David Patton
R. David Patton
Vice President - Business Strategy and General Counsel